MONTEREY
                                  MUTUAL FUND

                                   PROSPECTUS

                                 MARCH 31, 1997

                                   PROSPECTUS

                                    MONTEREY
                                  MUTUAL FUND


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus provides you with the basic information you should know before investing in any Fund. You should read it and keep it for future reference. A Statement of Additional Information dated March 31, 1997 containing additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling the Trust's Distributor at (800) 251-1970 or by writing to the Distributor at 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

Monterey Mutual Fund (the "Trust") is an open-end investment company having eight separate portfolios (the "Funds"), each of which is a separate mutual fund having its own objective or objectives, assets, liabilities and net asset value per share. The eight Funds are: (1) the Monterey PIA Short-Term Government Securities Fund (the "SHORT-TERM GOVERNMENT FUND") whose objective is to provide investors a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) the Monterey Camborne Government Income Fund (the GOVERNMENT INCOME FUND" OR "GOVERNMENT FUND"), whose objectives are growth of capital, whether over the short or long-term, income and "preservation of capital; (3) the Monterey OCM Gold Fund (the "GOLD FUND"), whose objective is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals; (4) the Monterey PIA Equity Fund (the "EQUITY FUND"), whose objective is long-term growth of capital; (5) the Monterey Murphy New World Biotechnology Fund (the "BIOTECHNOLOGY FUND"), whose objective is long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology; (6) the Monterey Murphy New World Technology Fund (the "TECHNOLOGY FUND"), whose objective is long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology; (7) the Monterey Murphy New World Technology Convertibles Fund (the "CONVERTIBLES FUND"), whose objective is to maximize total return through a combination of capital appreciation and income; and (8) the Monterey PIAGlobal Bond Fund (the "GLOBAL BOND FUND"), whose objective is to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. There is no assurance that any Fund will attain its objective or objectives.

The Convertibles Fund may invest without limitation in lower quality, high risk, high yielding debt securities, commonly referred to as "junk bonds." Junk bonds are more risky than higher rated debt securities. Junk bonds have a greater risk of default, greater sensitivity to general economic conditions and changes in interest rates, as well as a thin secondary market, making them subject to greater price volatility. See "Murphy New World Technology Convertibles Fund" on page 18 for further information.

Not all portfolios of the Trust may be available in your state.

The date of this Prospectus is March 31, 1997.

                                   FEE TABLE

                                   FEE TABLE
                                              SHORT-TERM                                                                     GLOBAL
                                             GOVERNMENT   GOVERNMENT  GOLD     EQUITY  BIOTECHNOLOGY   TECHNOLOGY CONVERTIBLES BOND
                                                FUND         FUND     FUND      FUND        FUND          FUND         FUND    FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)          None        4.50%     4.50%     4.50%       None          None         None    None
Maximum Sales Load Imposed
  on Reinvested Dividends                       None         None     None      None        None          None         None    None
Deferred Sales Load                             None         None     None      None        None          None         None    None
Redemption Fees                                 None         None     None      None        None          None         None    None
Exchange Fee                                    None         None     None      None        None          None         None    None

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                0.20%        0.40%     1.00%     1.00%      1.00%         1.00%        0.63%   0.40%
12b-1 Fees                                     0.05%        0.10%     0.99%     0.99%      0.25%         0.25%        0.25%    None
Other Expenses (after expense reimbursement)   0.05%        0.60%     0.45%     0.45%      1.19%         1.19%        1.56%   0.11%
                                               ------       ------   ------    ------      ------        ------       ------  -----
Total Fund Operating Expenses
  (after expense reimbursement)                0.30%        1.10%     2.44%     2.44%      2.44%         2.44%        2.44%   0.51%



EXAMPLE                                        1 YEAR  3 YEARS  5 YEARS 10 YEARS
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at the end of each time period:

    Short-Term Government Fund                  $ 3     $ 10     $ 17     $ 38
    Equity Fund or Gold Fund                   $69     $118     $169     $310
    Convertibles Fund, Technology Fund
      or Biotechnology Fund                     $25     $ 76     $130     $278
    Government Fund                             $56     $ 78     $103     $173
    Global Bond Fund                            $ 5     $ 16     $ 29     $ 64


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Purchase Shares." The Annual Fund Operating Expenses for each of the Funds (other than the Global Bond Fund) have been restated to reflect their current fees and expense reimbursement commitments. The Annual Fund Operating Expenses for the Global Bond Fund are estimated. If each Fund (other than the Global Bond Fund) had not been reimbursed for excess operating expenses, the Total Fund Operating Expenses during the last fiscal year of the Convertibles Fund, the Government Fund, the Gold Fund, the Equity Fund, the Technology Fund, the Biotechnology Fund and the Short-Term Government Fund would have been 5.11%, 5.68%, 6.15%, 11.73%, 10.44%, 15.28% and 1.19%, respectively, and Other Expenses during the last fiscal year of the Convertibles Fund, the Government Fund, the Gold Fund, the Equity Fund, the Technology Fund, the Biotechnology Fund and the Short-Term Government Fund would have been 3.66%, 5.20%, 4.23%, 9.42%, 8.55%, 13.28% and 0.80%, respectively. Absent reimbursement, the Total Fund Operating Expenses for the fiscal year ending November 30, 1997 of the Global Bond Fund are estimated to be 1.25%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Long-term investors (other than investors in the Global Bond Fund) may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

SUMMARY

What are the Funds? SHORT-TERM GOVERNMENT FUND -- The Short-Term Government Fund seeks to provide investors with a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate U.S. Government securities. Under normal circumstances at least 65% of the Short-Term Government Fund's total assets will consist of short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than three years. The Short-Term Government Fund will maintain a maximum duration of three years and a target duration in a range of six-months to two-years. The Short-Term Government Fund will maintain a dollar-weighted maturity of not more than three years determined in accordance with Securities and Exchange Commission guidelines. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  GOVERNMENT INCOME FUND -- The Government Income Fund invests at least 65% of its total assets in securities of any maturity which are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities, including U.S. Government-sponsored corporations ("U.S. Government securities"). The average portfolio maturity of the Government Income Fund will depend on the analysis of Pacific Income Advisers, Inc. ("PIA"), the Government Income Fund's investment adviser, as to the shape of the yield curve and the relationship between expected and actual yield curves of government and non-government securities. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  GOLD FUND -- The Gold Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of domestic and foreign companies engaged in exploration, refinement, development, manufacture, production or marketing of gold and other precious metals products. Under normal circumstances, the Gold Fund's assets will be invested primarily in equity securities of such companies whose activities are related to gold. Securities of these companies have been subject to substantial price fluctuations and are affected by various economic factors that normally do not affect other investments, which in turn may subject the value of the Gold Fund's shares to greater fluctuation. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  EQUITY FUND -- The Equity Fund seeks to achieve long-term growth of capital principally by investing in common stocks of issuers that PIA, the Equity Fund's investment adviser, anticipates will have both sales and earnings which grow at a higher than average rate per year. Typically the companies in which the Equity Fund invests will be well-financed issuers with proven records of profitability, although such companies may not be the largest and best known companies in their industry groups. Investing for capital growth involves possible risks as well as possible rewards. Since the major portion of the Equity Fund's portfolio will normally consist of common stocks, its net asset value may be subject to greater fluctuations than a portfolio containing a substantial amount of fixed income securities. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  BIOTECHNOLOGY FUND -- The Biotechnology Fund seeks to achieve long-term growth of capital through investing primarily in equity securities of companies that its investment adviser, Murphy Asset Management, Inc. ("Murphy"), believes can produce products or services that provide or benefit from advances in biotechnology. The term "biotechnology" includes drug development, production and distribution; agricultural and industrial biotechnology; genetic sequencing and mapping; drug delivery; biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences. Securities of companies in the Biotechnology sector may be considered speculative, in particular, because of their unpredictable earnings. As a consequence, securities of companies in the Biotechnology sector generally exhibit greater volatility than the overall market. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  TECHNOLOGY FUND -- The Technology Fund seeks to achieve long-term growth of capital through investing primarily in equity securities of companies that Murphy believes can produce products or services that provide or benefit from advances in technology. Murphy interprets the term "technology" broadly to include semiconductors and electronic components, computers, computer services, computer peripherals and software, communications, multimedia, instruments, office automation, factory automation, robotics, consumer electronics, electronic games, cable television, pharmaceuticals, biotechnology, medical devices, superconductivity, specialty materials, alternative energy and other advances resulting from research and development programs. Competitive pressures may have a significant effect on the financial condition of companies in the technology sectors. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  CONVERTIBLES FUND -- The Convertibles Fund seeks to maximize total return through a combination of capital appreciation and income. The Convertibles Fund under normal circumstances invests at least 65% of its assets in convertible securities of issuers which Murphy believes can produce products or services that provide or benefit from advances in technology. The Convertibles Fund may invest without limitation in lower quality, high risk, high yielding debt securities, commonly referred to as "junk bonds." These securities are more risky than higher rated debt securities. Junk bonds have a greater risk of default, greater sensitivity to general economic conditions and changes in interest rates as well as a thin secondary market, making them subject to greater price volatility. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  GLOBAL BOND FUND -- The Global Bond Fund seeks to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. (The Global Bond Fund considers a "bond" to mean any debt instrument other than a money market debt instrument.) The Global Bond Fund provides an investment vehicle in which investors may participate in the international bond markets. Because the Global Bond Fund will invest in securities denominated in foreign currencies, exchange rates may have a significant impact on the performance of the Global Bond Fund. See "Investment Objectives and Policies of the Monterey Mutual Funds."

  Are there investment risks? Investing in the Funds involves certain risks. Certain of the Funds invest in foreign securities. See "Investment Practices and Risks -- Foreign Securities." Each of the Funds may invest in derivatives. See "Investment Practices and Risks -- Hedging Instruments." The Convertibles Fund may invest in junk bonds. See "Investment Objectives and Policies of the Monterey Mutual Funds." The Gold Fund, the Equity Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund are non-diversified. See "Principal Investment Restrictions." Certain of the Funds invest in Mortgage-Backed Securities. See "Investment Practices and Risks -- Principal Investment Risks." The Gold Fund and the Biotechnology Fund concentrate their investments. See "Principal Investment Restrictions." The Short-Term Government Fund, Biotechnology Fund, Technology Fund, Convertibles Fund and Global Bond Fund may engage in leverage. See "Investment Practices and Risks -- Borrowing." See also "Investment Practices and Risks -- Principal Investment Risks."

Who provides professional management? The assets of the Government Fund, the Equity Fund, the Short-Term Government Fund and the Global Bond Fund are managed by Pacific Income Advisers, Inc. ("PIA"). PIA is assisted in the management of the Government Fund by Camborne Advisors, Inc. ("Camborne"), which serves as Sub-Adviser to the Government Fund. The assets of the Technology Fund, the Biotechnology Fund and the Convertibles Fund are managed by Murphy Investment Management ("Murphy"). The assets of the Gold Fund are managed by Orrell Capital Management, a division of Orrell & Company, Inc. ("Orrell"). The Short-Term Government Fund pays PIA a monthly fee at the annual rate of 0.20% of its daily net assets. The Government Fund pays PIA a monthly fee at the annual rate of 0.40% of its daily net assets. PIA pays Camborne a monthly fee at the annual rate of 0.20% of the Government Fund's daily net assets. The Global Bond Fund pays PIA a monthly fee at the annual rate of 0.40% of its daily net assets. The Equity Fund pays PIA a monthly fee at the annual rate of 1.0% of its daily net assets. The Biotechnology Fund pays Murphy a monthly fee at the annual rate of 1.00% of its daily net assets. The Technology Fund pays the Adviser a monthly fee at the annual rate of 1.0% of its daily net assets. The Convertibles Fund pays Murphy a monthly fee at the annual rate of 0.625% of its daily net assets. The Gold Fund pays Orrell a monthly fee at the annual rate of l% of its daily net assets. With the exception of the Government Fund, the Biotechnology Fund, the Technology Fund, the Short-Term Government Fund and the Global Bond Fund, the fees payable by the Funds are reduced at various asset levels for each Fund. American Data Services, Inc. provides each Fund with administrative and fund accounting services, for a monthly fee at the annual rate of 0.10% of each Fund's daily net assets, subject to a minimum monthly fee of approximately $1,072 per Fund. See "Management."

  How can you invest in a Fund? You can buy a Fund's shares through the Distributor, Syndicated Capital, Inc. or dealers who have sales agreements with the Distributor at their net asset value plus, in the case of the Gold Fund, the Government Fund and the Equity Fund, a sales charge. The maximum sales charge for the Gold Fund, the Government Fund and the Equity Fund is 4.50% of the offering price; this is equal to about 4.71% of the amount invested. The minimum initial order is $1,000, except for qualified retirement plans and accounts which establish pre-authorized check plans, for which the minimum initial order is $100. The Distributor can change these minimums at any time. Each Fund (other than the Global Bond Fund) also reimburses the Distributor for distribution expenses and for fees paid to certain other organizations, pursuant to the Distribution Plan, of up to 0.99% of the daily net assets of the Gold Fund and the Equity Fund, of up to 0.25% of the daily net assets of the Biotechnology Fund, the Technology Fund and the Convertibles Fund, of up to 0.10% of the daily net assets of the Government Fund and 0.05% of the daily net assets of the Short-Term Government Fund. See "How to Purchase Shares."

  How can you redeem your shares? You can sell back (redeem) your shares at their net asset value. This will change with the changing value of the portfolio securities of the Fund whose shares are being redeemed.

  If the balance in your account (unless it is a qualified retirement plan) falls below $500, the Trust may redeem the remaining shares and close the account in certain circumstances. See "How to Redeem Shares."

  What is the value of a share? The value of one of a Fund's shares is its net asset value. This is simply that Fund's net assets divided by the number of its shares outstanding. Net assets is the value of securities and other assets less that Fund's liabilities. See "Net Asset Value."

  What is the tax status of the Funds? The Trust intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends and Tax Status."

FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)

The financial highlights for each of the Funds should be read in conjunction with the Funds' audited financial statements and the notes thereto which appear in the Funds' Annual Report to Shareholders. Further information about the performance of the Funds also is contained in the Funds' Annual Report to Shareholders, copies of which may be obtained without charge upon request. (Prior to February 1, 1995, the Monitrend Investment Management, Inc. was the investment adviser to the Convertibles Fund and the investment objective of the Convertibles Fund was long-term total return from dividends and realized and unrealized capital gains from stocks and options which exceeds that of the Standard & Poor's 100 Index ("Index") through investing in a portfolio of common stocks which approximately parallels the composition of the Index and by engaging in various portfolio strategies involving the liquidation of the portfolio or the use of options and futures contracts to hedge protectively against adverse changes in stock market values. Between February 1, 1995 and December 31, 1996, MidCap Associates, Inc. was the investment adviser to the Convertibles Fund and invested primarily in common stocks included in the S&P 500 Index. Prior to November 1, 1992, Monitrend Investment Management, Inc. was the investment adviser to the Government Fund. Prior to December 13, 1996, Monitrend Investment Management, Inc. was investment adviser to the Gold Fund except during the period between February 1, 1991 and August 17, 1994 when the investment adviser to the Gold Fund was Kensington Capital Management, Inc. Prior to December 13, 1996, Monitrend Investment Management, Inc. was investment adviser to the Technology Fund and the Equity Fund and prior to December 20, 1996, Monitrend Investment Management, Inc. was investment adviser to the Biotechnology Fund. Prior to March 31, 1997 the investment objective of the Biotechnology Fund was long-term growth of capital through investing primarily in equity securities of companies engaged in activities relating to the gaming and leisure industry. The Global Bond Fund commenced operations on March 31, 1997.


                                               YEARS ENDED         APRIL 22,
                                               NOVEMBER 30,        1994*<F1>
                                             ---------------       THROUGH
                                             1996      1995   NOVEMBER 30, 1994
                                             -----     -----  -----------------
SHORT-TERM GOVERNMENT FUND
(FORMERLY ADJUSTABLE RATE SERIES):
Net asset value, beginning of period        $10.12     $9.98           $10.00
                                            ------    ------           ------
Income from investment operations
---------------------------------
Net investment income                         0.56      0.57             0.27
Net realized and unrealized gain (loss)
 on investments                               0.19      0.14           (0.02)
                                            ------    ------           ------
Total from investment operations              0.75      0.71             0.25
                                            ------    ------           ------
Less distributions
------------------
Dividends from net investment income        (0.56)    (0.57)           (0.27)
Dividends to shareholders from capital
  gains                                     (0.10)     0.00             0.00
                                            ------    ------           ------
Total distributions                         (0.66)    (0.57)           (0.27)
                                            ------    ------           ------
Net asset value, end of period              $10.21    $10.12            $9.98
                                            ======    ======           ======

Total return+<F3>                            7.68%     7.50%           2.50%#
------------                                                             <F2>

Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)     20,464     3,405            2,041
Ratio of expenses to average
  net assets +<F4>                           0.44%     0.46%           0.44%#
Ratio of net investment income (loss)                                    <F2>
  to average net assets +<F4>                5.51%     5.71%           4.68%#
                                                                         <F2>
Portfolio turnover rate ***<F5>             21.54%      164%             210%

                                                              YEARS ENDED NOVEMBER 30,
                                       -------------------------------------------------------------------------
                                         1996   1995    1994   1993    1992   1991    1990   1989    1988   1987
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
GOVERNMENT INCOME FUND:
Net asset value,
beginning of period                    $13.88 $12.76  $14.16 $13.13  $13.90 $13.53  $14.35 $13.95  $14.66 $15.02
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Income from investment operations
---------------------------------
Net investment income                    0.73   0.81    0.87   0.72    0.56   0.77    0.81   1.00    0.76   0.82
Net realized and unrealized gain
(loss) on investments                   (0.28)  1.12  (1.39)   1.08  (0.68)   0.32  (0.59)   0.22  (0.55) (0.63)
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Total from investment operations         0.45   1.93  (0.52)   1.80  (0.12)   1.09    0.22   1.22    0.21   0.19
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Less distributions
------------------
Dividends to shareholders from net
investment income                      (0.74) (0.81)  (0.88) (0.77)  (0.65) (0.72)  (1.04) (0.82)  (0.92) (0.55)
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Net asset value, end of period         $13.59 $13.88  $12.76 $14.16  $13.13 $13.90  $13.53 $14.35  $13.95 $14.66
                                       ====== ======  ====== ======  ====== ======  ====== ======  ====== ======
Total return                            3.42% 15.56% (3.75%) 13.96% (0.93%)  8.28%   1.76%  9.06%   1.52%  1.27%
------------
Ratios/supplemental data
------------------------
Net assets, end of
 period (000 omitted)                   1,293    947     882  1,280   1,893  3,050   3,641  2,806   3,830  2,969
Ratio of expenses to
 average net assets +<F4>               1.07%  1.10%   1.10%  1.10%   2.17%  2.50%   2.50%  2.50%   2.50%  2.17%
Ratio of net investment income to
 average net assets +<F4>               5.35%  6.04%   6.47%  5.14%   4.32%  5.60%   5.97%  7.02%   5.31%  5.78%
Portfolio turnover rate ***<F5>       129.17%    91%     66%   118%    159%     0%    543%   237%    242%   145%


                                                                                                                      FEBRUARY 5,
                                                                                                                          1988*<F1>
                                                                                                                        THROUGH
                                                                   YEARS ENDED NOVEMBER 30,                          NOVEMBER 30,
                                         ----------------------------------------------------------------------------
                                         1996**<F7>1995**<F7>  1994      1993      1992      1991      1990      1989      1988
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
GOLD FUND:
Net asset value, beginning of period      $5.91     $5.87    $11.94     $9.84    $14.49    $15.65    $19.22    $16.60    $18.00
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment operations
---------------------------------
Net investment income (loss)             (0.15)    (0.09)    (0.15)    (0.09)      0.01      0.00      0.29      0.48      0.10
Net realized and unrealized gain
  (loss) on investments                    2.53      0.13    (5.92)      2.20    (4.66)    (0.76)    (3.46)      2.28    (1.50)
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment operations           2.38      0.04    (6.07)      2.11    (4.65)    (0.76)    (3.17)      2.76    (1.40)
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions
------------------
Dividends to shareholders from
  net investment income                    0.00      0.00      0.00    (0.01)      0.00    (0.40)    (0.40)    (0.14)      0.00
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period            $8.29     $5.91     $5.87    $11.94     $9.84    $14.49    $15.65    $19.22    $16.60
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return                             40.27%     0.68%  (50.84%)    21.47%  (32.09%)   (5.00%)  (16.79%)    16.78%   (7.78%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)   1,531       421     1,274     3,147     2,493     1,938     1,939     2,482     1,708
Ratio of expenses to average
  net assets +<F4>                        2.37%     2.44%     2.45%     2.43%     2.45%     2.50%     2.50%     2.50%    2.50%#<F2>
Ratio of net investment income (loss)
  to average net assets +<F4>           (1.72%)   (1.57%)   (1.26%)   (0.84%)     0.06%   (0.03%)     1.61%     3.37%    1.16%#<F2>
Portfolio turnover rate ***<F5>          35.70%       16%      229%      969%      626%      131%      256%        7%      163%
Average commission rate per share       $.05482


                                                                                   APRIL 1, 1992*<F1>
                                               YEARS ENDED NOVEMBER 30,                   THROUGH
                                          ------------------------------------
                                         1996**<F7>1995**<F7>  1994      1993   NOVEMBER 30, 1992
                                         ------    ------    ------    ------  ------------------
EQUITY FUND
(FORMERLY GROWTH SERIES):
Net asset value, beginning of period     $15.36    $11.12    $13.35    $13.59              $12.00
                                         ------    ------    ------    ------             -------
Income from investment operations
---------------------------------
Net investment loss                      (0.37)    (0.24)    (0.52)    (0.20)              (0.04)
Net realized and unrealized gain
  (loss) on investments                    4.64      4.48    (1.71)    (0.04)                1.63
                                         ------    ------    ------    ------             -------
Total from investment operations           4.27      4.24    (2.23)    (0.24)                1.59
                                         ------    ------    ------    ------             -------
Net asset value, end of period           $19.63    $15.36    $11.12    $13.35              $13.59
                                        =======   =======   =======   =======             =======
Total return                             27.80%    38.13%  (16.70%)   (1.77%)              13.25%
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)     715       526       610     1,261                 557
Ratio of expenses to average
  net assets +<F4>                        2.25%     2.44%     2.44%     2.44%              2.44%#<F2>
Ratio of net investment income
  (loss) to average net assets +<F4>    (2.07%)   (2.21%)   (2.22%)   (2.02%)            (1.31%)#<F2>
Portfolio turnover rate ***<F5>          41.22%       24%       27%       26%                  3%
Average commission rate per share       $.10548


                                                                   OCTOBER 21,
                                       YEARS ENDED NOVEMBER 30,     1993*<F1>
                                       -----------------------      THROUGH
                                      1996**<F7>1995**<F7>1994 NOVEMBER 30, 1993
                                       ------ ------    ------ -----------------
BIOTECHNOLOGY FUND
(FORMERLY GAMING & LEISURE SERIES):
Net asset value, beginning of period    $6.74  $6.12     $7.99             $8.00
                                       ------ ------    ------            ------
Income from investment operations
---------------------------------
Net investment loss                    (0.17) (0.15)    (0.08)            (0.01)
Net realized and unrealized gain
  (loss) on investments                  0.62   0.77    (1.79)              0.00
                                       ------ ------    ------            ------
Total from investment operations         0.45   0.62    (1.87)              0.01
                                       ------ ------    ------            ------
Net asset value, end of period          $7.19  $6.74     $6.12             $7.99
                                       ====== ======    ======            ======
Total return+<F3>                       6.67% 10.13%  (23.40%)           (0.13%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)   231    400       824               634
Ratio of expenses to average
  net assets +<F4>                      2.65%  2.89%     2.89%            2.70%#
                                                                            <F2>
Ratio of net investment income (loss)
  to average net assets +<F4>         (2.31%)(2.18%)   (1.18%)          (2.03%)#
                                                                            <F2>
Portfolio turnover rate ***<F5>         2.79%    37%       27%                 0
Average commission rate per share     $.09613


                                                                   NOVEMBER 9,
                                       YEARS ENDED NOVEMBER 30,     1993*<F1>
                                       -----------------------      THROUGH
                                      1996**<F7>1995**<F7>1994 NOVEMBER 30, 1993
                                       ------ ------    ------ -----------------
TECHNOLOGY FUND:
Net asset value, beginning of period   $17.81 $14.35    $14.82            $15.00
                                       ------ ------    ------            ------
Income from investment operations
---------------------------------
Net investment loss                    (0.40) (0.32)    (0.18)            (0.01)
Net realized and unrealized gain
  (loss) on investments                  4.86   4.19    (0.29)            (0.17)
                                       ------ ------    ------            ------
Total from investment operations         4.46   3.87    (0.47)            (0.18)
                                       ------ ------    ------            ------
Less distributions
------------------
Dividends to shareholders from
  capital gains                        (1.76) (0.41)      0.00              0.00
                                       ------ ------    ------            ------
Net asset value, end of period         $20.51 $17.81    $14.35            $14.82
                                       ====== ======    ======            ======
Total return+<F3>                      26.32% 26.95%   (3.17%)           (1.20%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period
  (000 omitted)                           886    281       283                38
Ratio of expenses to average
  net assets +<F4>                      2.34%  2.44%     2.44%            1.70%#<F2>
Ratio of net investment income to
  average net assets +<F4>            (2.06%) (1.97%)   (1.79%)          (1.63%)#<F2>
Portfolio turnover rate ***<F5>        17.33%    41%       29%                 0
Average commission rate per share     $.07989



                                                                                                                  FEBRUARY 5,
                                                                                                                        1988*<F1>
                                                                                                                      THROUGH
                                                       YEARS ENDED NOVEMBER 30,                                  NOVEMBER 30,
                                          ----------------------------------------------------------
                                           1996    1995   1994    1993   1992    1991   1990    1989                     1988
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
CONVERTIBLES FUND
(FORMERLY GROWTH & INCOME SERIES):
Net asset value, beginning of period     $21.42  $16.67 $17.20  $18.53 $19.20  $18.46 $19.00  $16.59                   $18.00
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Income from investment operations
---------------------------------
Net investment income                      0.01    0.02   0.09    0.07   0.16    0.14  0.23&    0.04                     0.15
Net realized and unrealized gain
(loss) on investments                      5.23    4.82 (0.58)  (1.22) (0.67)    0.82 (0.68)    2.48                   (1.56)
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Total from investment operations           5.24    4.84 (0.49)  (1.15) (0.51)    0.96 (0.45)    2.52                   (1.41)
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Less distributions
------------------
Dividends to shareholders from net
investment income                        (0.02)  (0.09) (0.04)  (0.18) (0.16)  (0.22) (0.09)  (0.11)                     0.00
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Net asset value, end of period           $26.64  $21.42 $16.67  $17.20 $18.53  $19.20 $18.46  $19.00                   $16.59
                                         ======  ====== ======  ====== ======  ====== ======  ======                  =======
Total return+<F3>                        24.49%  29.19%(2.86%) (6.26%)(2.68%)   5.26%(2.38%)  15.28%                  (7.83%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)   1,560   1,377  1,573   2,538  6,149  12,667  7,145   2,379                      372
Ratio of expenses to average
  net assets +<F4>                        2.26%   2.44%  2.44%   2.44%  2.44%   2.50% 2.51%&   2.50%                   2.50%#<F2>
Ratio of net investment income to                                                        <F6>
average net assets +<F4>                  0.04%   0.10%  0.46%   0.21%  0.57%   0.90%  2.02%   1.98%                   1.54%#<F2>
Portfolio turnover rate ***<F5>          80.93%    152%     0%   1.59%  4.52%  13.30%110.00%  32.00%                  291.00%
Average commission rate per share       $.13859


NOTES TO FINANCIAL HIGHLIGHTS
*<F1>Commencement of Operations.
#<F2>Annualized.
+<F3>Total return does not reflect sales loads charged by the Funds and is not annualized for periods less than one year.
+<F4>Net of expense reimbursement. If the expense reimbursement had not been in effect, the ratio of expenses to average net assets for the periods illustrated for each Fund would have been as follows: for the Government Fund, 5.68%, 5.73%, 5.52%, 3.66%, 3.86%, 3.53%, 3.60%, 4.13%, 4.62%, and 4.03%, respectively;
for the Gold Fund, 6.15%, 12.52%, 5.58%, 4.55%, 4.71%, 4.48%, 4.48%, 5.19% and
5.06%, respectively; for the Equity Fund, 11.73%, 11.44%, 8.52%, 6.44% and
12.12%, respectively; for the Technology Fund, 10.44%, 18.74%, 11.19% and 30.48%, respectively; for the Biotechnology Fund, 15.28%, 9.96%, 6.40% and 5.19%, respectively, for the Convertibles Fund, 5.11%, 6.08%, 5.46%, 4.39%, 3.46%, 3.85%, 3.94%, 13.72% and 16.13%, respectively; and for the Short-Term Government Fund, 1.19%, 2.01%, 3.46%.
***<F5>An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year.
&<F6>On a per share basis, includes taxes of $.01 and 0.01% expenses of average net assets.
**<F7>Based on average shares outstanding.

INVESTMENT OBJECTIVES AND POLICIES OF THE MONTEREY MUTUAL FUNDS

                         PIA SHORT-TERM GOVERNMENT FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE SHORT-TERM GOVERNMENT FUND (FORMERLY ADJUSTABLE RATE FUND)

The Short-Term Government Fund's objective is to provide investors with a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate U.S. Government securities. Under normal circumstances at least 65% of the Short-Term Government Fund's portfolio will consist of short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than three (3) years.


  The Short-Term Government Fund's portfolio will have a maximum duration of three (3) years. Under normal interest rate conditions, the Short-Term Government Fund's actual duration is expected to be in a range of six-months to two-years. The Short-Term Government Fund's duration is a measure of the price sensitivity of the portfolio, including expected cash flow and mortgage prepayments for mortgage pass through securities, under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In computing the duration of its portfolio, the Short-Term Government Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. The Short-Term Government Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio including the acquisition of debt obligations at a premium or discount or the purchase or sale of futures contracts on debt securities or put and call options on debt securities and futures contracts on debt securities. The Short-Term Government Fund will maintain a dollar-weighted maturity of not more than three years determined in accordance with Securities and Exchange Commission guidelines. See "Other Investments and Practices."

  When interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields of portfolio securities representing interests in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such a portfolio to fluctuate less dramatically in response to interest rate fluctuations than would a portfolio of fixed rate obligations. PIA expects the Short-Term Government Fund's net asset value to be relatively stable during normal market conditions since the Short-Term Government Fund's portfolio will consist primarily of short term U.S. government securities, floating rate U.S. government securities and adjustable rate Mortgage-Backed Securities (as hereinafter defined below) and since it will maintain a maximum duration of three (3) years and utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a significant decline in the Short-Term Government Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Short-Term Government Fund's net asset value.

  Because the Short-Term Government Fund's investments are interest rate sensitive, its performance will depend in large part upon the ability of PIA to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Short-Term Government Fund, while attempting to minimize the associated risks to its invested capital. Operating results will also depend upon the availability of opportunities for the investment of the Short-Term Government Fund's assets, including purchases and sales of suitable securities.

MORTGAGE-BACKED SECURITIES

Mortgage-Backed Securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

  The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Short-Term Government Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Short-Term Government Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value. PIA will seek to manage these potential risks and benefits by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques. See "Other Investments and Practices."

  Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Short-Term Government Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Short-Term Government Fund was earning on the Mortgage-Backed Securities that were prepaid.

  A significant portion of the mortgage loans underlying the Mortgage-Backed Securities in which the Short-Term Government Fund invests will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

  Mortgage-Backed Securities include Mortgage-Backed securities or other securities collateralized by U.S. Government securities, including Mortgage-Backed Securities representing ownership interests in the underlying mortgage loans and providing for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Such Mortgage-Backed Securities will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Association ("Freddie Mac"). Additional information regarding Ginnie Mae certificates, Fannie Mae certificates and Freddie Mac certificates is set forth in the Statement of Additional Information.

  The Short-Term Government Fund may also invest in multiple class U.S. Government securities, including guaranteed collateralized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code.

  CMOs and REMIC certificates are issued in multiple classes. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs or REMIC certificates may cause some or all of the class of CMOs or REMIC certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC certificates on a monthly basis.

  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC certificates until all other classes having an earlier final distribution date have been paid in full.

  Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

  A wide variety of REMIC certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-payment security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

  The Short-Term Government Fund may invest in stripped Mortgage-Backed U.S. government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Short-Term Government Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Short-Term Government Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. PIA will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques. See "Investment Practices and Risks."

OTHER INVESTMENTS AND PRACTICES

The Short-Term Government Fund may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by the Short-Term Government Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Short-Term Government Fund at the time of entering into the transaction. The Short-Term Government Fund may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Short-Term Government Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Short-Term Government Fund is required to hold and maintain in a segregated account until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Short-Term Government Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Short-Term Government Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Short-Term Government Fund may dispose of a when-issued security or forward commitment prior to settlement if PIA deems it appropriate to do so.

  The Short-Term Government Fund may enter into mortgage "dollar rolls" in which the Short-Term Government Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Short-Term Government Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The Short-Term Government Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Short-Term Government Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Short-Term Government Fund's borrowings and other senior securities.

  The Short-Term Government Fund may invest in U.S. Government securities of the same types as the Government Fund. See "The Objectives, Basic Portfolio and Allocation of Assets of the Government Income Fund." The Short-Term Government Fund will not invest more than 10% of the value of its net assets in illiquid securities.

  In addition, the Short-Term Government Fund may invest up to 35% of its total assets in Mortgage-Backed Securities, corporate bonds and debentures rated A or better by Standard &Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") and commercial paper master notes rated A-1 or better by S&P or prime-1 by Moody's. A description of the foregoing ratings is set forth in the Appendix to this Prospectus and in the Statement of Additional Information.

  Finally, the Short-Term Government Fund may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities" below.

                        CAMBORNE GOVERNMENT INCOME FUND

THE OBJECTIVES, BASIC PORTFOLIO AND ALLOCATION OF ASSETS OF THE GOVERNMENT INCOME FUND

The objectives of the Government Income Fund are growth of capital, whether over the short- or long-term, income and preservation of capital. PIA will seek to achieve the Government Income Fund's objectives by investing, as a matter of fundamental policy, at least 65% of the total assets in securities of any maturity which are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities, including U.S. Government-sponsored corporations (which may be subject to repurchase agreements), and in the hedging instruments discussed below. Up to 35% of the portfolio assets of the Government Income Fund may be invested in other securities, including foreign securities, which at the time of purchase are rated A or better by any of S&P, Moody's, Duff & Phelps, Inc. ("Duff & Phelps") or IBAC, Inc. ("IBAC"). A description of the foregoing ratings is set forth in the Appendix to this Prospectus and in the Statement of Additional Information.

  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. While the U.S. Government currently provides financial support to such U.S. Government-sponsored instrumentalities, including U.S. Government-sponsored corporations, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored corporations, do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

  The Government Income Fund may invest in zero coupon Treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

  The allocation between U.S. Government securities and other securities is based on PIA's analysis of the yield differential between these sectors. When the yield differential between government and non-government sectors is narrow, PIA will in most situations structure the portfolio so that the proportion of assets invested in U.S. Government securities is above average. Conversely, when the differential is high, the proportion invested in U.S. Government securities will in most situations be below average.

  The average portfolio duration of the Government Income Fund, and thus the allocation of its assets between longer term securities and shorter term securities will depend on PIA's outlook on the shapes of the yield curves of Treasury securities and other major classifications of fixed income securities, and thus on the market values of such securities. PIA maintains a data base of historical yield curve shapes and has developed a methodology of analyzing such shapes. PIA believes that periodic deviations from the normal yield curve provide investors with significant opportunities to achieve above average portfolio yields on a risk-adjusted basis. PIA will generally seek to invest the Government Fund's assets in those securities which are most likely to experience the most significant declines in relative yield as their yield curves "spring back" to a more normal shape. When the yield curves are relatively steep, the Government Fund's portfolio will likely consist of securities having longer than average maturities. When the yield curves are flat or inverted, such Fund's portfolio will likely consist of securities having shorter than average maturities. There is no assurance that PIA's portfolio allocation, as described above, will be correct. Incorrect allocation could result in the Government Income Fund's having a long dollar-weighted average portfolio maturity when interest rates are increasing, or the Government Income Fund could have a substantial portion of its assets hedged in a short hedge when interest rates are declining.

  See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description, of investing in U.S. Government securities.

                              OCM GOLD FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE GOLD FUND

The Gold Fund's investment objective is long-term growth of capital. The Gold Fund will attempt to achieve its objective by investing primarily in equity securities of domestic and foreign companies engaged in exploration, refining, development, manufacture, production or marketing of gold and other precious metals products. Under normal circumstances, at least 65% of the Gold Fund's assets will be invested in equity securities of such companies whose activities are related to gold, or in call options where the underlying investments to which the calls relate are such equity securities.


  In addition to gold related investments, the Gold Fund may invest in securities of companies whose activities are related to other precious metals, such as silver, platinum and palladium, or in companies engaged in the manufacture or production of products incorporating precious metals, such as jewelry, photographic supplies, medical equipment and supplies and companies engaged in marketing precious metals or precious metals products. The Gold Fund may also purchase gold, silver, platinum and palladium bullion. The Gold Fund may also purchase such metals in the form of coins, if there is an actively quoted market for the coins. Coins will only be purchased for their metallic value and not for their currency or numismatic value.

  The Gold Fund will invest primarily in equity securities -- that is, common stocks or securities having equity characteristics, such as warrants or in call options as indicated above. At any time Orrell deems it advisable for temporary defensive purposes, the Gold Fund may invest all or a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments or commercial paper master notes. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description, of U.S. Government securities. The Gold Fund may hedge its equity holdings and write covered call and put options to generate income for liquidity purposes (see "Hedging Instruments"). The Gold Fund may also lend its securities as discussed below. (See "Lending Portfolio Securities").

  The production and marketing of gold and precious metals may be affected by the action of certain governments and changes in existing governments. For example, the mining of gold is highly concentrated in a few countries. In current order of magnitude of production of gold bullion, the five largest producers of gold are the Republic of South Africa, the former USSR, Canada, Brazil and the United States. It is expected that a majority of gold mining companies in which the Gold Fund will invest will be located within the United States, Canada and Australia.

  The prices of gold and precious metals mining securities have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The use of gold or Special Drawing Rights (which are used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price of gold, to a variety of economic factors that normally do not affect other investments.

  Investments in gold, silver, platinum and palladium bullion do not generate income and will subject the Gold Fund to taxes and insurance, and shipping and storage costs. The sole source of return to the Gold Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss. The Gold Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that the Gold Fund will not be subject to Federal income taxes on its taxable income to the extent distributed to shareholders. The Gold Fund's investment in gold, silver, platinum and palladium bullion may result in its failure to meet certain of the income or asset tests prescribed by the Code. To reduce this risk, Orrell will endeavor to manage the Gold Fund's portfolio so that (i) less than 10% of the Gold Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion and (ii) less than 50% of the value of the Gold Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion.

                           PIA EQUITY FUND


THE OBJECTIVE AND BASIC PORTFOLIO OF THE EQUITY FUND
(FORMERLY GROWTH FUND)

The Equity Fund's objective is long-term growth of capital. The Equity Fund will attempt to achieve its objective by investing primarily in growth stocks. PIA considers growth stocks to be common stocks of issuers that it anticipates will grow at a higher than average rate per year in both sales and earnings. Under normal circumstances, at least 65% of the Equity Fund's assets will be invested in growth stocks.


  The issuers of the growth stocks in which the Equity Fund invests may exhibit some or all of the following characteristics: (i) a positive cash flow to allow for self-financing growth; (ii) a return on equity of close to 20%; (iii) a debt to equity ratio lower than that of the average public company; (iv) the payment of taxes at normal tax rates; (v) a diversified customer and supplier base; (vi) accounts receivable having an average maturity of less than 70 days; and (vii) increasing operating margins and declining sales and administrative expenses. Such companies may not be the largest and best known companies in their industry groups. Frequently such companies will be in rapidly growing sectors of the economy and often bring proprietary skills to a developing niche in a particular market.

  In selecting investments PIA will consider the public filings of issuers with the Securities and Exchange Commission as well as research reports of broker-dealers and trade publications. In appropriate situations, PIA may meet with management. Greater weight will be given to internal factors such as product or service development than to external factors such as interest rate changes and general stock market trends.

  When PIA deems it advisable for temporary defensive purposes, the Equity Fund may invest a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments, commercial paper master notes or repurchase agreements. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description of U.S. Government securities and repurchase agreements. Additionally the Equity Fund may hedge some or all of its portfolio of common stocks. See "Hedging Instruments."

  Since the major portion of the Equity Fund's portfolio will normally be invested in common stocks, the Equity Fund's net asset value may be subject to greater fluctuations than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the investment objective of the Equity Fund will be realized. Nor can there be assurance that the Equity Fund's portfolio will not decline in value.

  The Equity Fund may invest in equity securities of smaller companies which are judged by PIA to possess strong growth characteristics. Such companies may be new, less well-known or undercapitalized companies. Securities of smaller growth companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, in particular, because such companies typically are subject to greater fluctuation in earnings and prospects. In addition, securities of smaller companies may be subject to liquidity risk.

                      MURPHY NEW WORLD BIOTECHNOLOGY FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE BIOTECHNOLOGY FUND (FORMERLY GAMING & LEISURE FUND)

The Biotechnology Fund's objective is long-term growth of capital through investing primarily in equity securities of companies that Murphy believes can produce products or services that provide or benefit from advances in biotechnology. The term "biotechnology" includes drug development, production and distribution; agricultural and industrial biotechnology; genetic sequencing and mapping; drug delivery; biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences.

  Under normal circumstances, at least 65%, but at all times 25%, of the Biotechnology Fund's assets will be invested in equity securities of companies engaged in the biotechnology sector. The equity securities in which the Biotechnology Fund may invest will consist of common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. The Biotechnology Fund does not intend to invest in debt securities of companies engaged in activities related to the biotechnology sector, other than temporary investments in money market instruments for defensive purposes as described below.

  Companies in the biotechnology sector have unpredictable earnings. Products offered by companies in the biotechnology sector are subject to risks of obsolescence and intense competition. Companies in the biotechnology sector are subject to extensive government regulation and may be affected by the enforcement of patent, trademark and other intellectual property laws. Securities of companies in the biotechnology sector generally exhibit greater volatility than the overall market. Such companies may be of small or medium capitalization and as a consequence their securities may be subject to more abrupt or erratic market movements than those of larger, more established companies and may be subject to liquidity risk.

  When Murphy deems it advisable for temporary defensive purposes, the Biotechnology Fund may invest a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments, commercial paper master notes or repurchase agreements. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description of U.S. Government securities and repurchase agreements. Additionally the Biotechnology Fund may hedge some or all of its portfolio of common stocks. See "Hedging Instruments." The Biotechnology Fund also may leverage its investments, lend its portfolio securities and invest in foreign securities. See "Borrowing", "Lending Portfolio Securities" and "Foreign Securities" below.

  The Biotechnology Fund may effect "short sales" of securities. A "short sale" is made by selling a security the Fund does not own. Whenever the Biotechnology Fund effects a short sale, it will put in a segregated account cash or other liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or United States government securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Biotechnology Fund replaces the security it borrowed to make the short sale, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 25% of the value of Biotechnology Fund's net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts in connection with short sales. The Biotechnology Fund's ability to make short sales may be limited by a requirement applicable to "regulated investment companies" under Subchapter M of the Internal Revenue Code that no more than 30% of a fund's gross income in any year may be the result of gains from the sale of property held for less than three months. See "Dividends and Tax Policy."

                        MURPHY NEW WORLD TECHNOLOGY FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE TECHNOLOGY FUND

The Technology Fund's objective is long-term growth of capital through investing primarily in equity securities of companies that Murphy believes can produce products or services that provide or benefit from advances in technology. Murphy interprets the term "technology" broadly to include semiconductors and electronic components, computers, computer services, computer peripherals and software, communications, multimedia, instruments, office automation, factory automation, robotics, consumer electronics, electronic games, cable television, pharmaceuticals, biotechnology, medical devices, superconductivity, specialty materials, alternative energy and other advances resulting from research and development programs.

  Under normal circumstances, at least 65% of the Technology Fund's assets will be invested primarily in equity securities of companies engaged in activities related to the technology sector. The equity securities in which the Technology Fund may invest will consist of common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. The Technology Fund does not intend to invest in debt securities of companies engaged in activities related to the technology sector, other than temporary investments in money market instruments for defensive purposes as described below.

  Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Technology companies may become increasingly sensitive to short product cycles and aggressive pricing.

  When Murphy deems it advisable for temporary defensive purposes, the Technology Fund may invest a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments or commercial paper master notes. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description of U.S. Government securities. Additionally the Technology Fund may hedge some or all of its portfolio of common stocks. See "Hedging Instruments." The Technology Fund also may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities" below. The Technology Fund may effect "short sales" of securities to the same extent as the Biotechnology Fund. See "The Objective and Basic Portfolio of the Biotechnology Fund."

                 MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE CONVERTIBLES FUND (FORMERLY GROWTH & INCOME FUND)

The Convertibles Fund's objective is to maximize total return through a combination of capital appreciation and income. The Convertibles Fund under normal circumstances invests at least 65% of its assets in convertible securities of issuers which Murphy believes can produce products or services that provide or benefit from advances in technology.

  Convertible securities include corporate bonds, debentures, notes or preferred stocks that can be converted into (that is exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that may also provide an opportunity for equity participation. These securities are generally convertible at either a stated price or a stated rate (that is, for a specific number of shares of common stock or of another entity). Because of this conversion feature, the price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock. This higher yield may tend to cushion the convertible security against declines in the price of the underlying stock.

  In seeking to achieve the Convertibles Fund's investment objective, Murphy may invest, without limitation, in convertible securities rated as low as C by S&P or Moody's. Securities rated less than BBB by S&P and Baa by Moody's are considered to be predominantly speculative and may be in default. Such ratings reflect the greater possibility of adverse changes in the financial condition of the issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impact the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Convertibles Fund more volatile and could limit the Convertibles Fund's ability to sell its securities at prices approximating the values the Convertibles Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Convertibles Fund at times may be unable to establish the fair value of such securities. Finally the rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

  Murphy will seek to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Convertibles Fund invests in the lower rating categories, this achievement of its investment objective is more dependent on Murphy's investment analysis than would be the case if the Convertibles Fund were investing in securities in the higher rating categories.

  When Murphy deems it advisable for temporary defensive purposes, the Convertibles Fund may invest up to 100% of its net assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments, commercial paper master notes or repurchase agreements. See "Principal Investment Risks" for possible risks and the Statement of Additional Information for a description of U.S. Government securities and repurchase agreements. Additionally the Convertibles Fund may hedge some or all of its portfolio of securities. See "Hedging Instruments." The Convertibles Fund also may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities" below. The Convertibles Fund may effect "short sales" of securities to the same extent as the Biotechnology Fund. See "The Objective and Basic Portfolio of the Biotechnology Fund."

                                PIA GLOBAL FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE GLOBAL BOND FUND

The Global Bond Fund's investment objective is to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. (The Global Bond Fund considers a "bond" to mean any debt instrument other than a money market debt instrument.) The Global Bond Fund may invest in a broad range of fixed-income securities denominated in foreign currencies and U.S. dollars, including bonds, notes, Mortgage-Backed Securities, asset-backed securities, preferred stock (including convertible preferred stock), convertible debt securities, structured notes and debt securities issued or guaranteed by national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities. The Global Bond Fund may invest in securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. Under normal market conditions, at least 65% of the total value of the Global Bond Fund's assets will be invested in bonds (as defined above) denominated in foreign currencies and U.S. dollars. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of supranational entities are the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank.

  The Global Bond Fund expects to emphasize foreign government and agency securities, securities of U.S. companies denominated in foreign currencies, U.S. Government and agency securities, Mortgage-Backed Securities, asset-backed securities and securities of companies denominated in U.S. dollars. The Global Bond Fund intends to spread investments broadly among countries. The Global Bond Fund will normally include securities of no fewer than five different countries; however, while maintaining investments in five countries, the Global Bond Fund may invest a substantial portion of its assets in one or more of those five countries. Investors should be aware that investing in Mortgage-Backed Securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages. See "The Objective and Basic Portfolio of the Short-Term Government Fund." See "Foreign Securities" for a description of the risks associated with investments in foreign securities.

  When PIA deems it advisable for temporary defensive purposes, the Global Bond Fund may invest up to 100% of its net assets in U.S. and non-dollar denominated short-term money market instruments such as Treasury Bills, bank instruments, commercial paper master notes and repurchase agreements.

  The Global Bond Fund will invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or by S&P, Duff & Phelps or IBAC (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by PIA to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or IBAC and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.

  The Global Bond Fund anticipates that the average dollar-weighted rated credit quality of the securities in its portfolio will be Aa or AA, according to Moody's, S&P, Duff & Phelps or IBAC ratings, respectively, or comparable credit quality as determined by PIA. In the case of a security that is rated differently by the rating services, the higher rating is used in computing the Global Bond Fund's average dollar-weighted credit quality. In the event that the rating on a security held in the Global Bond Fund's portfolio is downgraded by a rating service, such action will be considered by PIA in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. However the Global Bond Fund will not hold more than 5% of its net assets in securities rated less than Baa by Moody's or BBB by S&P, Duff & Phelps or IBAC. See "The Objective and Basic Portfolio of the Convertibles Fund (formerly Growth & Income Fund)" for a discussion of the risks associated with such securities. In determining whether securities are of equivalent credit quality, PIA may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, PIA may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities.

  In pursuing the Global Bond Fund's investment objective, PIA intends to emphasize intermediate-term economic fundamentals relating to various countries in the international economy, rather than evaluate day-to-day fluctuations in particular currency and bond markets. Credit analysis of the issuers of the particular securities will also be less important than macroeconomic considerations. PIA will review the economic conditions and prospects relating to various countries in the international economy and evaluate the available yield differentials with a view toward maximizing total return.

  The Global Bond Fund may purchase securities on a when-issued basis or a forward commitment basis to the same extent as the Short-Term Government Fund. See "The Objective and Basic Portfolio of the Short-Term Government Fund." The Global Bond Fund may hedge some or all of its portfolio securities. See "Hedging Instruments." The Global Bond Fund also may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities," below.

INVESTMENT PRACTICES AND RISKS

BORROWING

From time to time the Short-Term Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may increase their ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of such Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If the value of the assets of the Fund in question so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Short-Term Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund fluctuate in value, but borrowing obligations are fixed, the net asset value per share of such Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case. This speculative factor is known as "leverage."

LENDING PORTFOLIO SECURITIES

Each of the Short-Term Government Fund, the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund in question if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund in question. Any loan might be secured by any one or more of the three types of collateral.

  The Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type interest may be shared with the borrower. The Short-Term Government Fund, the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may also pay reasonable finder's, custodian's and administrative fees but only to persons not affiliated with the Trust. The terms of the loans will meet certain tests under the Code and permit the Short-Term Government Fund, the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

FOREIGN SECURITIES

From time to time a significant portion of the investments of the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund and up to 10% of the total assets of the Equity Fund and up to 35% of the total assets of the Government Fund may be in the securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

  An investment may be affected by changes in currency rates and in exchange control regulations, and the Gold Fund, the Equity Fund, the Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested primarily in securities denominated in foreign currencies, investors can expect that their net asset values per share will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely a tendency toward a decline in net asset values per share can be expected when the value of U.S. dollars is increasing against such currencies.

  Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

  Most foreign securities owned by any of the Funds are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

  The Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may invest in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments and the availability to a Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

HEDGING

Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities.

HEDGING INSTRUMENTS

The various hedging instruments which the Funds may use are discussed below. These instruments may be used only for hedging and not for speculative purposes. Additionally the Gold Fund may write covered call and put options to generate income for liquidity purposes. The Statement of Additional Information contains further information as to the characteristics of, and the risks of transactions in, each of these instruments.

Stock Index Futures. The Equity Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund (but not the Government Fund, the Gold Fund or the Short-Term Government Fund) may buy and sell futures contracts on stock indices ("Stock Index Futures"). A stock index, which cannot be purchased or sold directly, assigns relative values to the common stocks included in the index, and the index fluctuates with the changes in the market values of these common stocks. When a Fund buys a Stock Index Future it agrees to take delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the Stock Index Future and the price at which the Stock Index Future was originally struck. No physical delivery of the underlying stocks in the index is made. When a Fund sells a Stock Index Future, it agrees to deliver such an amount of cash.

Call Options. All of the Funds may purchase call options ("calls") and write (i.e., sell) calls but only if (i) the investments to which the call relates (the "related investments") are (a) common stocks or other securities that have equity characteristics ("equities") (except that the Government Fund and the Short-Term Government Fund may not purchase and write calls on equities), (b) stock indices (except that the Government Fund and the Short-Term Government Fund may not purchase and write calls on stock indices), (c) Stock Index Futures (except that the Gold Fund, the Government Fund and the Short-Term Government Fund may not purchase or write calls on Stock Index Futures), (d) debt securities (with respect to only the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund) or (e) futures contracts on debt securities (with respect to only the Short-Term Government Fund, the Government Fund, the Convertibles Fund and the Global Bond Fund); (ii) in the case of calls written by any of such Funds, such calls are "covered"; and (iii) the calls are listed on a domestic securities or commodities exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). For a call to be "covered," either (i) the Fund in question must own the underlying security or futures contract or have an absolute and immediate right to acquire that security or futures contract without payment of additional cash consideration, or for an additional consideration held as set forth in (ii), upon conversion or exchange of other securities held in its portfolio; or (ii) that Fund must maintain in a segregated account cash or other liquid securities adequate to purchase the security or futures contract, in each case until the Fund enters into a closing purchase transaction as to that call. Additionally calls written by the Gold Fund are deemed to be covered if it holds on a share-for-share basis a call on the same related investment as the call written where the exercise price of the call held is either equal to or less than the exercise price of the call written or, if greater, the marked-to-market excess is maintained in a segregated account in cash or other liquid securities. The above limitations on calls the Funds may write or purchase are fundamental policies, i.e., rules which may not be changed unless the shareholders of the Fund in question vote to change them.

Put Options. All of the Funds may purchase put options ("puts") but only if (i) the investments to which the put relates (the "related investments") are (a) equities (except that the Government Fund and the Short-Term Government Fund may not purchase put options on equities), (b) stock indices (except that the Government Fund and the Short-Term Government Fund may not purchase put options on stock indices), (c) Stock Index Futures (except that the Gold Fund, the Government Fund and the Short-Term Government Fund may not purchase puts on Stock Index Futures), (d) debt securities (with respect to only the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund) or (e) futures contracts on debt securities (with respect to only the Short-Term Government Fund, the Government Fund, the Convertibles Fund and the Global Bond Fund); and
(ii) the puts are listed on a domestic securities or commodities exchange or quoted on NASDAQ. The Equity Fund, the Biotechnology Fund, the Government Fund and the Technology Fund may not write puts. The puts which the Equity Fund and the Biotechnology Fund purchase on equities must be "protective," i.e., the Fund in question must own the related investments. The Gold Fund may write covered puts on (a) equities and (b) stock indices. For a put to be covered the Gold Fund must (i) maintain in a segregated account cash or other liquid securities equal to the option price; or (ii) hold on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is either equal to or greater than the exercise price of the put written or, if less, the marked-to-market deficit is maintained in a segregated account in cash or other liquid securities. Each of the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund may write covered puts on (a) equities (the Convertibles Fund and the Global Bond Fund only), (b) stock indices (the Convertibles Fund and the Global Bond Fund only), (c) Stock Index Futures (the Convertibles Fund and the Global Bond Fund only), (d) debt securities and (e) futures contracts on debt securities. For a put to be covered, the Fund must maintain in a segregated account cash or other liquid securities equal to the option price. These limitations on puts are fundamental policies.

Debt Futures. The Government Fund, the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When a Fund buys a Debt Future, it agrees to take delivery of a specific type of debt security at a specific future date for a fixed price; when it sells a Debt Future, it agrees to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The above limitations are fundamental policies; i.e., rules which may not be changed until the shareholders of the Fund in question vote to change them.

Foreign Currency Transactions. Each of the Gold Fund, the Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may engage in purchasing and selling foreign currency and foreign currency forward contracts to protect against uncertainty in the level of futures currency exchange rates. The Global Bond Fund may also engage in foreign currency options and foreign currency futures contracts for similar purposes.

  Generally, the Funds may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which a Fund expects to purchase).

PORTFOLIO TURNOVER

See the last footnote to the Financial Highlights table above for the definition of a portfolio turnover rate and the caption "Portfolio turnover rate" in that table for the turnover rates of the Funds. The Global Bond Fund anticipates that its portfolio turnover rate generally will not exceed 200%. Murphy anticipates the portfolio turnover rate for the Biotechnology Fund and the Convertibles Fund for the fiscal year ending November 30, 1997 will approximate 150% and thereafter generally not exceed 50%. High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. The portfolio turnover rate of each of the Funds may vary significantly from year to year as a result of the presence or absence of the defensive investment positions taken by a Fund's investment adviser.

PRINCIPAL INVESTMENT RISKS

Puts, Calls and Futures. A Fund's use of puts, calls and futures contracts involves investment risks and transaction costs to which it would not be subject absent the use of these hedging instruments. In particular the loss from investing in futures contracts and writing options is potentially unlimited. Other risks include the possibility that a liquid secondary market may not exist at a time when a Fund may wish to close out an option or futures position or can only do so if it incurs substantial losses. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The variable degree of correlation between price movements of futures contracts and price movements in a Fund's related portfolio position creates the possibility that losses on the hedging instruments may be greater than gains in the value of a Fund's portfolio position. Although the use of hedging instruments may minimize losses, they tend to limit potential gains. The use of hedging instruments may increase the volatility of a Fund's net asset value.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which basically involve the purchase by that Fund of debt securities and their resale at an agreed-upon price. While each Fund intends to be fully "collateralized" as to such agreements, if the person obligated to repurchase from that Fund defaults or enters bankruptcy, there may be possible delays and expenses in liquidating the securities, decline in their value and loss of interest. See the Statement of Additional Information under "Repurchase Agreements."

U.S. Government Securities. The U.S. Government securities which each of the Funds may purchase may involve obligations of agencies and instrumentalities which are not backed by the full faith and credit of the United States; see the Statement of Additional Information under "U.S. Government Securities." In such cases, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Mortgage-Backed Securities. A Fund's investment in certain Mortgage-Backed Securities, such as interest only SMBS, may be extremely sensitive to changes in prepayments and interest rates. Even though such securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, the Fund may fail to fully recover its investment in such securities. See the discussion of Mortgage-Backed Securities under "The Objective and Basic Portfolio of the Short-Term Government Fund."

  In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

  A Fund's reinvestment of principal payments and prepayments received on a mortgage pass-through security may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund. In addition, the receipt of interest payments monthly rather than semi-annually by a Fund has a compounding effect that may increase the yield to the Fund relative to debt obligations that pay interest semi-annually. Due to these factors, Mortgage-Backed Securities may also be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of changing interest rates. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities such as SMBS and certain other multiple class pass-through securities that purchase Mortgage-Backed Securities at a premium or at a discount.

  The market value of adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

  Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to fully amortize the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit such stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest in accordance with the periodic interest rate adjustments.

  Although having less risk of decline during periods of rising interest rates, adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a Fund's principal investment to the extent of the premium paid. On the other hand, if the securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

General Risks. Other risks are that PIA, Murphy or Orrell, as the case may be, would be incorrect in its expectations as to the extent of various movements in securities prices or the time within which the movements take place.


PRINCIPAL INVESTMENT RESTRICTIONS

The Trust is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Each Fund's investment objective is such a policy, as are the policies as to hedging instruments indicated above as being fundamental policies. Among the Trust's other restrictions, (i) none of the Funds may purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer,
(ii) each of the Gold Fund, the Equity Fund, the Biotechnology Fund, the Convertibles Fund, the Global Bond Fund and the Technology Fund may not, with respect to 50% of its assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities), (iii) the Equity Fund, the Technology Fund, the Short-Term Government Fund, the Government Fund and the Convertibles Fund may not purchase any security if as a result 25% or more of its total assets would be invested in securities of issuers in a single industry, and (iv) the Short-Term Government Fund, the Government Fund and the Equity Fund may not purchase any security restricted as to disposition under federal securities laws. The Government Fund and the Short-Term Government Fund are "diversified" as defined in the 1940 Act due to their policies of investing primarily in a diversified portfolio of common stocks and U.S. Government securities, respectively. The Gold Fund, the Equity Fund, the Biotechnology Fund, the Convertibles Fund, the Global Bond Fund and the Technology Fund are "non-diversified" under the 1940 Act but each of such Funds must meet a diversification test as to 50% of its assets under the Code. Additional information about, and a more detailed statement of, the Trust's investment restrictions is contained in the Statement of Additional Information.

  In addition, due to requirements of the Commodities Futures Trading Commission, the Funds when using Futures or options on them will purchase or sell Futures, or options on them, only for hedging purposes (except that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets), and otherwise within the limits of a Rule of that Commission.

  As indicated above the Funds will, in a number of situations, maintain in a segregated account or accounts with its custodian cash or other liquid assets in the amounts indicated. Maintenance of such segregated accounts reflect regulatory restrictions on the Trust and are not fundamental policies; that is, such policies could change if the regulatory requirements change without any vote of shareholders as to such change.

  As discussed in the Statement of Additional Information, each Fund may, within limits, engage in short sales but, except for the Biotechnology Fund, the Technology Fund and the Convertibles Fund, only those which are "against the box." Short sales against the box are a method of locking in unrealized capital gains without current recognition of such gains for tax purposes without additional costs.


MANAGEMENT

The Trust's Board of Trustees decides on matters of general policy and reviews the activities of PIA, Murphy, Orrell and Camborne, the Administrator and the Distributor, and the Trust's officers conduct and supervise the daily business operations of the Trust.

  Pacific Income Advisers, Inc. ("PIA"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401, acts as investment adviser to the Government Fund, the Equity Fund, the Short-Term Government Fund and the Global Bond Fund, subject to the control of the Trust's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Government Fund, the Equity Fund, the Short-Term Government Fund and the Global Bond Fund, and their use of hedging instruments. The organizational arrangements of PIA are such that all investment decisions are made by a committee and no persons are primarily responsible for making recommendations to that committee. Joseph Lloyd McAdams, Jr. and Heather U. Baines own all of the outstanding stock of PIA.

  Camborne Advisors, Inc. ("Camborne"), 10670 N. Central Expressway, Suite 405, Dallas, Texas 75231 acts as sub-adviser to the Government Fund. As such Camborne furnishes regular advice to PIA regarding those economic and market factors which influence the decision of PIA as to the securities and hedging instruments to be purchased and sold for the Government Fund. Camborne will also from time to time provide advice as to transactions in specific securities. Although Camborne will provide investment advice to PIA, PIA will make the final decision as to the securities and hedging instruments to be purchased and sold for the Government Fund. Camborne is a privately held corporation which is wholly-owned by Camborne Investment Corporation. Camborne is a newly formed investment advisory firm with no prior experience in managing the investment portfolio of a registered investment company.

  Murphy Investment Management, Inc. ("Murphy"), 2830 North Cabrillo Highway, Half Moon Bay, CA 94019 acts as investment adviser to the Technology Fund, the Biotechnology Fund and the Convertibles Fund, subject to the control of the Trust's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Technology Fund, the Biotechnology Fund and the Convertibles Fund and their use of hedging instruments. John Michael Murphy, the President of Murphy, is primarily responsible for making these decisions. Mr. Murphy has been a portfolio manager since 1973 and a securities analyst since 1970. He has been the president of an investment newsletter publisher since 1981. John Michael Murphy and Gaye Elizabeth Morgenthaler own all of the outstanding stock of Murphy.

  Orrell Capital Management, a division of Orrell and Company, Inc. ("Orrell"), 120 Montgomery Street, Suite 1230, San Francisco, CA 94104 acts as investment adviser to the Gold Fund, subject to the control of the Trust's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Gold Fund and its use of hedging instruments. Gregory M. Orrell, the President of Orrell, is primarily responsible for making these decisions. Mr. Orrell has been President of Orrell since 1984.

  PIA became the investment adviser to the Government Fund on October 31, 1992, to the Short-Term Government Fund on March 31, 1994, to the Equity Fund on December 13, 1996 and to the Global Bond Fund on March 31, 1997. Prior to December 13, 1996, Monitrend Investment Management, Inc. ("MIMI") was investment adviser to the Equity Fund and Robert L Bender, Inc. was sub-adviser to the Equity Fund and prior to November 1, 1992 MIMI was investment adviser to the Government Fund. Camborne became sub-adviser to the Government Fund on December 13, 1996. Murphy became investment adviser to the Technology Fund on December 13, 1996, the Biotechnology Fund on December 20, 1996 and the Convertibles Fund on December 31, 1996. Prior thereto MIMI was investment adviser to the Biotechnology Fund and the Technology Fund, MidCap Associates, Inc. was investment adviser to the Convertibles Fund, Murphy was sub-adviser to the Technology Fund and MIMI was sub-adviser to the Convertibles Fund. Prior to December 13, 1996 MIMI was investment adviser to the Gold Fund.

  Under the Agreements applicable to the Government Fund, the Trust pays PIA fees, computed daily and payable monthly, at an annual rate of 0.40% of the Government Fund's daily net assets; and PIA pays Camborne a fee computed daily and paid monthly at an annual rate of 0.20% of the Government Fund's daily net assets.

  Under the Investment Advisory Agreement applicable to the Convertibles Fund, the Trust pays Murphy total fees, computed daily and payable monthly, at the following annual rates based on daily net assets:


ASSETS                                   FEE RATE
------                                   --------
0 to $150 million                         0.625%
$150 million to $250 million               0.50%
Over $250 million                         0.375%


  Under the Investment Advisory Agreement applicable to the Gold Fund, the Trust pays Orrell fees, computed daily and payable monthly, at the following annual rates based on daily net assets:


ASSETS                                 FEE RATE
------                                 --------
0 to $50 million                            1%
$50 million to $75 million              0.875%
$75 million to $100 million              0.75%
$100 million to $150 million            0.625%
$150 million to $250 million             0.50%
Over $250 million                       0.375%

  Under the Investment Advisory Agreement applicable to the Equity Fund, the Trust pays PIA a fee, computed daily and payable monthly, at the following annual rate based on daily net assets:


ASSETS                                FEE RATE
------                                --------
0 to $50 million                            1%
$50 million to $75 million              0.875%
$75 million to $100 million              0.75%
$100 million to $150 million            0.625%
$150 million to $250 million             0.50%
Over $250 million                       0.375%

  Under the Investment Advisory Agreement applicable to the Biotechnology Fund, the Trust pays Murphy a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Biotechnology Fund's daily net assets. (Prior to December 20, 1996 the investment advisory fee payable to MIMI was computed daily and payable monthly at the annual rate of 1.25% of daily net assets.) Under the Investment Advisory Agreement applicable to the Technology Fund, the Trust pays Murphy a fee, computed daily and payable monthly, at the annual rate of 1% of the Technology Fund's daily net assets. Under the Investment Advisory Agreement applicable to the Short-Term Government Fund, the Trust pays PIA a fee, computed daily and payable monthly, at the annual rate of 0.20% of the Short-Term Government Fund's daily net assets. (Prior to December 13, 1996, the investment advisory fee payable to PIA was computed daily and paid monthly at the annual rate of 0.35% of daily net assets.) Under the Investment Advisory Agreement applicable to the Global Bond Fund, the Trust pays PIA a fee compounded daily and paid monthly at the annual rate of 0.40% of the Global Bond Fund's daily net assets.

  In addition to the fees payable to PIA, Murphy and Orrell, the Trust, as to each Fund, is responsible for each Fund's operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with PIA or Murphy; (v) legal and audit expenses; (vi) fees and expenses of the Trust's Administrator, custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See the Statement of Additional Information for the expense limitation in the Agreements and their provisions as to the allocation of portfolio transactions, including provisions which authorize PIA, Murphy and Orrell to consider sales of shares as a factor in the selection of brokers and dealers to execute portfolio transactions and which authorize PIA, Murphy and Orrell to direct the Funds to pay brokerage commission to Syndicated Capital, Inc., the Distributor of each of the Funds and an affiliate of PIA.

THE ADMINISTRATOR

American Data Services, Inc., a corporation organized under the laws of the State of New York, administers the day to day operations of each Fund and serves as fund accountant to each Fund, subject to the overall supervision of the Trust's Board of Trustees. The Administrator maintains each Fund's books and records, other than those records maintained by the Fund's custodian, oversees the Trust's insurance relationships, participates in the preparation of tax returns, proxy statements and reports, prepares documents necessary for the maintenance of the Trust's registration with the various states, responds or oversees the response to communications from shareholders and broker-dealers, oversees relationships between the Trust and its custodian, determines each Fund's net asset value and directs any of the Administrator's directors, officers or employees who may be elected as officers of the Trust to serve as such. For its services as administrator and fund accountant, the Administrator is paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.

  See the Statement of Additional Information for more information as to the Trust's Board of Trustees, officers and principal shareholders, PIA, Murphy, Orrell, Camborne, and the Administrator.


HOW TO PURCHASE SHARES


Syndicated Capital, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401, is the Distributor of each Fund's shares. Shares of each Fund may be purchased through brokers or dealers ("selected dealers") who have a sales agreement with the Distributor at the offering price next determined after receipt of an order in proper form; see "Net Asset Value." In certain circumstances, selected dealers may be deemed "underwriters," in the opinion of the staff of the Securities and Exchange Commission, for the purposes of the Securities Act of 1933. The offering price is the net asset value per share of the Fund the shares of which are being purchased, plus a sales charge. The Short-Term Government Fund, the Convertibles Fund, the Biotechnology Fund, the Technology Fund and the Global Bond Fund do not impose a sales charge. For these Funds, the offering price is equal to the net asset value per share.

GOLD FUND, GOVERNMENT FUND AND EQUITY FUND PURCHASES

The following table shows the amount of the sales charge to a "person" (defined below) together with the dealer discount paid to dealers and agency commissions paid to brokers (collectively, the "commissions") with respect to purchases of the Gold Fund, the Government Fund and the Equity Fund:

                           SALES CHARGE AS                 COMMISSIONS
                             PERCENTAGE OF                      AS
                        OFFERING          AMOUNT          PERCENTAGE OF
AMOUNT OF PURCHASE        PRICE          INVESTED         OFFERING PRICE
------------------       -------         --------         --------------

Less than $100,000       4.50%           4.71%                4.00%
$100,000 to $249,999      3.00            3.09                 2.75
$250,000 to $499,999      2.50            2.56                 2.25
$500,000 to $999,999      2.00            2.04                 1.75
$1,000,000 or more           0               0                    0

  In addition to the commissions shown in the table above, the Distributor may from time to time pay a bonus or other incentive to dealers which employ a sales representative who sells a minimum dollar amount of shares of a Fund during a specific time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States. In no event will the value of such bonus or other incentive paid by the Distributor to the dealer exceed the difference between the sales charges and the concessions to dealers in respect of shares of the Fund and/or such other funds sold by the qualifying registered representative of such dealer.

  Reduced sales charges apply to purchases of shares of the Gold Fund, the Government Fund and the Equity Fund made at any one time by a "person," which means an individual, or an individual, his or her spouse and children under the age of twenty one, purchasing securities for his, her or their own accounts, or a trustee or other fiduciary purchasing securities for a single trust estate or fiduciary account. In addition, purchases of shares of the Gold Fund, the Government Fund and the Equity Fund made during a thirteen month period pursuant to a written Statement of Intent are also eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount currently being invested and the value at offering price of shares owned at the time of the subsequent investment. Information about a Statement of Intent as well as the terms of reduced sales charges for fiduciaries is available in the Statement of Additional Information or from the Distributor.

  Investors may purchase shares of the Gold Fund, the Government Fund and the Equity Fund at net asset value to the extent that this investment represents the proceeds from the redemption, within the previous sixty days, of shares or interests (the purchase price of which shares included a sales charge) of another mutual fund or a commodity pool. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Trust's transfer agent either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Trust (i.e., Monterey Mutual Fund) and indicating which Fund's shares are being purchased, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction.


  Former shareholders of the Gold Fund, the Government Fund and the Equity Fund may purchase shares of the Gold Fund, the Government Fund and the Equity Fund at net asset value up to an amount not exceeding their prior investment in all of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.

  The Trust also permits its officers and Trustees and members of their families, and officers, directors, consultants to and employees of PIA and its affiliates, Murphy, Orrell, Camborne, the Distributor and selected dealers and members of their families as well as customers of PIA and its affiliates, Murphy, Orrell, Camborne or the Distributor to invest in the Gold Fund, the Government Fund and the Equity Fund at net asset value. (Partners of partnerships for which any of the foregoing or their affiliates is a general partner are considered to be customers.) In addition, certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts, may invest at net asset value. See the Statement of Additional Information.

ALL FUNDS PURCHASES

The minimum initial investment in each of the Funds is $1,000 except for qualified retirement plans, for which the minimum initial investment is $100. Investors who initiate a pre-authorized check plan may also open an account with a minimum investment of $100. The minimum subsequent investment for all accounts is $50. The Distributor reserves the right to reject any order.

  Purchase orders may either be placed with selected dealers or submitted to the Trust's custodian, as follows:

PURCHASE PLACED WITH SELECTED DEALERS

Selected dealers may place orders for shares of any Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling the Distributor. If the order is placed by a client with a dealer prior to 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Distributor prior to 6:00 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the applicable offering price determined that day. The selected dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days. Purchases at net asset value may be made through brokers, dealers or other financial institutions who may charge investors a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker, dealer or other financial institution and not remitted to the Trust or the Distributor.

PURCHASE SENT TO THE CUSTODIAN

Investors may mail an application form indicating the shares of which Fund are to be purchased, together with a check payable to "Monterey PIA Short-Term Government Fund," "Monterey Camborne Government Income Fund," "Monterey OCM Gold Fund," "Monterey PIA Equity Fund," "Monterey Murphy New World Biotechnology Fund," "Monterey Murphy New World Technology Fund," "Monterey Murphy New World Technology Convertibles Fund" or "Monterey PIAGlobal Bond Fund" as appropriate, directly to the Trust's custodian, at the following address:

        Monterey Mutual Funds
        P.O. Box 640284
        Cincinnati, OH 45264-0284

  If the purchase being made is a subsequent investment, the shareholder should send a stub from a confirmation previously sent by the transfer agent in lieu of the application form. If no such stub is available, a brief letter giving the registration of the account, the name of the Fund the shares of which are being purchased and the account number should accompany the check. In addition, the shareholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in United States dollars and must be drawn on United States banks. American Data Services, Inc. will charge a $15 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by a Fund as a result.

  Shares of the Equity Fund, the Government Fund and the Gold Fund will be purchased for the account of the investor by the transfer agent as agent for the investor's selected dealer at the offering price next determined after receipt by the custodian of the check together with the appropriate form or other identifying information.

EXCHANGE PRIVILEGE AND OTHER SERVICES

Shares of the Short-Term Government Fund, the Global Bond Fund, the Biotechnology Fund, the Convertibles Fund and the Technology Fund may be exchanged for shares of any other Fund (except shares of the Equity Fund, the Gold Fund and the Government Fund), and shares of the Gold Fund, the Equity Fund and the Government Fund may be exchanged for shares of any Fund based on their respective net asset values. See "How to Redeem Shares." The Funds have also entered into an arrangement with the Portico Money Market Fund and Portico Tax-Exempt Money Market Fund, under which shareholders may purchase shares of these Portico Funds and repurchase shares of the Funds at net asset value. The Portico Funds are not affiliated with the Funds or the Distributor, and their shares are sold pursuant to a separate prospectus that may be obtained by writing or calling the Distributor at the address or information numbers set forth on the cover of this Prospectus. Where shares of the Portico Funds that had been acquired through a direct purchase or exchange from a Fund, other than the Gold Fund, the Government Fund or the Equity Fund, are exchanged for shares of the Gold Fund, the Government Fund, or the Equity Fund, the applicable sales charge of the Fund will be imposed at the time of the exchange on the amount being exchanged. The Distributor receives certain payments from the Portico Funds in connection with exchanges of shares of the Funds for those of the Portico Funds. Refer to the prospectus of the Portico Funds for information regarding these payments.

  A shareholder who has completed the appropriate section of the application form may give instructions to make an exchange by calling the transfer agent at
(800) 628-9403 between 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. Exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made, and such fund may reject any exchange for its shares. Furthermore, exchanges will be made only in those states where they may legally be made. For federal tax purposes, an exchange is a taxable transaction upon which a gain or loss may be realized. Shareholders should read the prospectus of the fund into which an exchange is being made, which may be obtained from selected dealers or the Distributor.

  The Trust offers additional services to investors, including plans for the systematic investment and withdrawal of money as well as prototype retirement programs. Information about these services is also available in the Statement of Additional Information or from the Distributor.

NET ASSET VALUE

Each Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of the close of such trading. The net asset value per share is the value of that Fund's assets, less its liabilities, divided by the number of shares outstanding of that Fund. The value of that Fund's portfolio securities will be the market value of such securities. See the Statement of Additional Information for further information.

DISTRIBUTION PLAN

The Trust's Board of Trustees has adopted a Distribution Plan and Agreement (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder applicable to each Fund (other than the Global Bond Fund). In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit that Fund and its shareholders.

  Pursuant to the Plan, broker-dealers and others, such as banks ("Qualified Recipients"), that have rendered distribution assistance (whether direct, administrative or both) may receive fees at rates determined by the Trust's Trustees. Currently the Gold Fund and the Equity Fund, may pay broker-dealers fees at a rate not to exceed 0.99% per annum of the average daily net asset value of the Fund's shares beneficially owned by the broker-dealer or its clients. Of such fees, 0.25% per annum constitutes a service fee for purposes of the Rules of Fair Practice of the NASD and the remaining fees constitute an asset-based sales charge. All payments by the Government Fund, Short-Term Government Fund, Biotechnology Fund, Technology Fund and Convertibles Fund to Qualified Recipients are service fees. In addition, the Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. Each Fund will reimburse the Distributor for these expenditures during a fiscal year of the Fund and for fees paid to Qualified Recipients during a fiscal year of the Fund, up to a limit of 0.99% on an annual basis of that Fund's daily net assets (0.25% for the Biotechnology Fund, Technology Fund and the Convertibles Fund, 0.10% for the Government Fund and 0.05% for the Short-Term Government Fund); no such reimbursement will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures. In addition, if and to the extent that the fee the Trust pays the investment adviser pursuant to the Investment Advisory Agreement applicable to that Fund as well as other payments it makes are considered as indirectly financing any activity which is primarily intended to result in the sale of that Fund's shares, such payments are authorized under the Plan. In addition to payments received pursuant to the Plan, Qualified Recipients which are selected dealers will receive a portion of the sales charge on any sale by them of Fund shares (see above), may charge commissions on redemptions and repurchases of Fund shares (see below) and may receive commissions on Fund portfolio transactions subject to the provisions of the Investment Advisory Agreements (see the Statement of Additional Information).

HOW TO REDEEM SHARES

Each Fund will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt of a repurchase order or redemption request in proper form, as described below.

REPURCHASES

The Trust has appointed the Distributor as its agent to repurchase shares of each Fund at net asset value. Selected dealers may place orders for the repurchase of shares of any Fund on behalf of clients by calling the Distributor. If the order is placed by a client with a dealer prior to 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Distributor prior to 6:00 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the net asset value determined that day. The selected dealer is responsible for placing repurchase orders promptly with the Distributor and for forwarding stock certificates, stock powers and other necessary documents within five business days. The transfer agent will transmit payment for shares repurchased promptly upon receipt of the required documents. Payment will be sent to the selected dealer or the shareholder, as specified by the selected dealer's instructions. Selected dealers may charge a commission for effecting repurchases, which charge may be avoided by an investor's redeeming shares directly, as described below.

REDEMPTIONS

A shareholder wishing to redeem shares may do so at any time by writing to the Trust in care of its transfer agent at American Data Services, Inc., 24 West Carver Street, Huntington, NY 11743 or by delivering instructions to the transfer agent at such address. The instructions should specify the name of the Fund, the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered; it will not be accepted unless it includes all required documents in proper form, as described below.

PROPER FORM

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Unless a shareholder has completed the appropriate section of the application form, the signatures on the certificates or stock powers, as well as the signatures on any redemption request concerning shares not represented by certificates, must be guaranteed by a member of a national securities exchange, commercial bank or other eligible guarantor institution. A signature guarantee is not the same as notarization, and an acknowledgment by a notary public is not acceptable as a substitute for a signature guarantee. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents needed should be directed to (800) 628-9403.

TELEPHONE REDEMPTIONS

Shareholders may redeem shares by telephone. To redeem shares by telephone, a shareholder must check the appropriate box on the application form as the Trust does not make this feature available to shareholders automatically. Once this feature has been requested, shares may be redeemed by phoning the transfer agent at (800) 628-9403 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. Proceeds redeemed by telephone will be mailed to the shareholder's address as shown on the records of the Trust.

  In order to arrange for telephone redemptions after a Fund account has been opened, a written request must be sent to the transfer agent. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

  The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares of any Fund by telephone may be modified or terminated by the Trust at any time. None of the Trust, the Custodian or the transfer agent will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine even if such instructions prove to be unauthorized or fraudulent. They will employ reasonable procedures to confirm that instructions received by telephone are genuine, including requiring the shareholder to provide the shareholder's account number to verify ownership, tape recording all instructions and providing written confirmation of such instructions, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

  Shareholders should be aware that during periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent by mail as described above.

SHAREHOLDER CHECKING PRIVILEGES

Shareholders of the Short-Term Government Fund may request on the application form or by later written request that the Short-Term Government Fund provide Shareholder Checks drawn on their Short-Term Government Fund accounts to effect a redemption of shares. Shareholder Checks may be made payable to the order of any person or entity in the amount of $500 or more. Potential fluctuations in the net asset value of the Short-Term Government Fund's shares should be considered in determining the amount of the check. Shareholder Checks should not be used to close a shareholder's account. Shareholder Checks are free, but Star Bank, N.A. will impose a fee for stopping payment of a Shareholder Check upon a shareholder's request or if Star Bank, N.A. cannot honor a Shareholder Check due to insufficient funds or other valid reason. Shares for which certificates have been issued may not be redeemed by Shareholder Check. Shares held under any Keogh Plans, IRAs or other retirement plans are not eligible for this privilege. This privilege is only available to shareholders of the Short-Term Government Fund and may be modified or terminated at any time by the Short-Term Government Fund or Star Bank, N.A. upon notice to shareholders.

PAYMENTS

Payment for shares tendered will be made within seven days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from purchase date) necessary to determine that the purchase check will be honored.

  The Short-Term Government Fund will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the shareholder's Account Information Form. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one-day delay) but may be paid up to seven (7) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given, none of the Short-Term Government Fund, the Custodian or the Transfer Agent shall assume any further responsibility for the performance of intermediaries of the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of that Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of any Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the distribution would be made in readily marketable securities upon satisfaction of Rule 18f-1 under the 1940 Act and the redeeming shareholder would incur brokerage costs in converting the assets into cash.

REDEMPTION OF SMALL ACCOUNTS

The Board of Trustees may, in order to reduce the expenses of a Fund, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. The Trust would give shareholders whose shares were being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

DIVIDENDS AND TAX STATUS

Each Fund is treated as a separate entity for purposes of determining federal tax treatment. The Trust intends for each Fund to qualify as a "regulated investment company'' under Subchapter M of the Code and thus not be subject to federal income taxes on amounts which it distributes to its shareholders. Each so qualified during the last fiscal year.

  All dividends from net investment income, together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to the shareholders, whether or not paid in additional shares. The Convertibles Fund, the Gold Fund, the Equity Fund, the Biotechnology Fund and the Technology Fund expect to pay income dividends annually, and the Global Bond Fund, the Short-Term Government Fund and the Government Fund expect to pay income dividends monthly.

  The daily net investment income of the Short-Term Government Fund is declared as a dividend each day to shareholders of record. Shares purchased will begin earning dividends the first business day following the day the purchase becomes effective. Redeemed shares will participate in the dividend declared on the day of redemption. If all shares in an account are redeemed, dividends credited to the account since the beginning of the dividend period through the date of redemption will be paid with the redemption proceeds. If less than all such shares are redeemed, all dividends accrued but unpaid on the redeemed shares will be distributed on the next payment date. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Income earned on weekends, holidays and other days on which the net asset value is not calculated will be declared as a dividend in advance on the preceding business day.

  Each Fund expects to pay an annual distribution of long-term capital gains realized, if any. Such capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned his shares. Under current law, long-term capital gains, short-term capital gains and ordinary income recognized by corporate shareholders are subject to the same maximum federal income tax rate. However, for noncorporate shareholders, long-term capital gains are subject to a maximum federal income tax rate of 28%, while ordinary income recognized by such shareholders is subject to a maximum federal income tax rate of 39.6%. In addition, both corporate and noncorporate shareholders are subject to limitations on the extent to which capital losses may be deducted from ordinary income. For the convenience of investors, all dividends and distributions are paid in full and fractional shares of the Fund making the payment based on the net asset value per share at the close of business on the record date, unless the shareholder has previously notified the transfer agent that dividends are to be paid in cash. Dividends and distributions received in January of any calendar year will be treated for tax purposes as if received in the prior calendar year, if declared in October, November or December to shareholders of record in such month. The Trust will notify each shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's dividends and distributions. Dividends and capital gains distributions may also be subject to state and local or foreign taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

  The Code provides for a 70% dividends-received deduction (the "deduction") by corporations owning less than 20% of the value and voting power in the distributing corporation. Since all or substantially all of the income of the Government Fund, the Global Bond Fund and the Short-Term Government Fund is derived from interest payments to it, none of the dividends of these Funds will qualify for the deduction. The basic test under the Code for determining whether and the extent to which the dividends paid by the other Funds are eligible for the deduction is whether the aggregate dividends received by that Fund from domestic corporations comprise 100% of the net investment company income taxable distributions made by the Fund. If this percentage test is not met, there is a proportionate reduction of the eligibility of those payments. Capital gains distributions are not eligible for the deduction.

  Gains realized from the sale of securities and options on securities will be long- or short-term, depending on the length of time owned by the Fund.

  Any gain or loss realized upon the sale or redemption of Fund shares will generally be treated by a shareholder as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder on shares held for six months or less. In determining the amount of any capital gain or loss for federal income tax purposes, a shareholder's basis in Fund shares which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge paid with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.

  Under the Interest and Dividend Tax Compliance Act of 1983 the Trust may be required to impose backup withholding at a rate of 31% from income dividends and capital gains distributions and upon payment of redemption proceeds if provisions of that law relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends are not complied with by a shareholder.

  Income received by the Gold Fund, the Equity Fund, the Global Bond Fund and the Technology Fund from foreign sources may be subject to withholding and other taxes imposed by such countries. It is impossible to determine in advance the effective rate of foreign tax to which these Funds may be subject. If more than 50% of the total assets of these Funds are invested in securities of foreign corporations at the end of any fiscal year in which they qualify as a regulated investment company, such Fund may elect the application of Section 853 of the Code, to permit its shareholders to take a credit or a deduction for foreign taxes paid by the Fund. Tax-exempt shareholders generally will not benefit from this election. See the Statement of Additional Information for further details.

PERFORMANCE INFORMATION

From time to time any of the Funds may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods, reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption.

  The Government Fund, the Global Bond Fund and the Short-Term Government Fund also may refer in advertising and promotional materials to their yield. The yield of each such Fund shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of such Fund's shares. Each of such Funds calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of such Funds may not equal the dividend income actually paid to investors or the income reported in the financial statements of such Funds.

  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

  All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.


GENERAL INFORMATION

The Trust was organized on January 6, 1984 as a Massachusetts business trust. Its Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interest of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of Trustees from the separate voting requirements. By virtue of its stock ownership and that of its clients, PIA is deemed to "control", as that term is defined in the 1940 Act, the Trust and the Short-Term Government Fund.

  Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

  The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

  McGladrey & Pullen, LLP serves as the independent accountants of the Trust.

  Star Bank, N.A., Cincinnati, OH, is the custodian of the Trust's assets. The Administrator acts as accounting and shareholder servicing agent. Shareholder inquiries should be directed to the Administrator.

                                    APPENDIX

           STANDARD & POOR'S CORPORATION RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having
CCC,   predominantly speculative characteristics with respect to capacity to pay
CC, C interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

                STANDARD & POOR'S CORPORATION CHARACTERISTICS OF
                      SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

       Prosperous and resilient economies, high per capita incomes.

       Low fiscal deficits and government debt, low inflation.

       Low external debt.

AA Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances.

       Tightly integrated into global trade and financial system.

       Differ from AAAs only to a small degree because:

       - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

       - More variable fiscal deficits, government debt and inflation.

       - Moderate to high external debt.

A Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

       Established trend of integration into global trade and financial system.

       Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but

       Usually rapid growth in output and per capita incomes.

       Manageable through variable fiscal deficits, government debt and inflation.

       Usually low but variable debt.

BBB Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

       Integration into global trade and financial system growing but untested.

       Economies less prosperous and often more vulnerable to adverse external influences.

       Variable to high fiscal deficits, government debt and inflation.

       High and variable external debt.

BB Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

       Integration into global trade and financial system growing but untested.

       Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.

       Variable to high fiscal deficits, government debt and inflation.

       Very high and variable debt, often graduates of Brady Plan but track record not well established.

                     MOODY'S INVESTORS SERVICE, INC. BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                   SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

               IBAC LONG-TERM RATINGS FOR CORPORATE BONDS AND FOR
              SOVEREIGN, SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

 In the case of sovereign, subnational and sovereign related issuers, the Funds use the rating service's foreign currency or domestic (local) currency rating depending upon how a security in a Fund's portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a Fund will treat the security as being unrated.




                                    MONTEREY
                                  MUTUAL FUND

                              INVESTMENT ADVISERS
                         Pacific Income Advisers, Inc.
                            1299 Ocean Avenue, #210
                             Santa Monica, CA 90401

                       Murphy Investment Management, Inc.
                          2830 North Cabrillo Highway
                            Half Moon Bay, CA 94019

                           Orrell Capital Management,
                                 a division of
                            Orrell and Company, Inc.
                          120 Montgomery Street, #1230
                            San Francisco, CA 94104

                            Camborne Advisors, Inc.
                        10670 N. Central Expressway #405
                                Dallas, TX 75231

                                  DISTRIBUTOR
                            Syndicated Capital, Inc.
                            1299 Ocean Avenue, #210
                             Santa Monica, CA 90401
                                 1-800-251-1970

                                    COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                            McGladrey & Pullen, LLP
                                 555 5th Avenue
                               New York, NY 10017

                                   CUSTODIAN
                                Star Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45201

                         ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                             24 West Carver Street
                              Huntington, NY 11743

TABLE OF CONTENTS

Fee Table.......................... 2
Summary............................ 2
Financial Highlights............... 5
Investment Objectives and Policies
  of the Monterey Mutual Funds..... 9
Investment Practices and Risks.....20
Principal Investment Restrictions..25
Management ........................26
How to Purchase Shares.............29
How to Redeem Shares...............32
Dividends and Tax Status...........34
Performance Information............36
General Information................36
Appendix...........................38